UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 20, 2020

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COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Covenant Logistics Group, Inc., a Nevada corporation (the “Company”) previously announced that Richard B. Cribbs, Senior Vice President of Strategy & Investor Relations, Treasurer, and a named executive officer of the Company will step down from his positions with the Company, effective  September 15, 2020 (the “Separation Date”). On August 20, 2020, in connection with his departure, the Company, through a wholly owned subsidiary, and Mr. Cribbs entered into a separation agreement (the “Separation Agreement”).

Pursuant to the Separation Agreement, Mr. Cribbs is entitled to receive, among other things: (i) six months’ salary continuation, totaling $167,500, payable in thirteen (13) equal bi-weekly installments, (ii) if Mr. Cribbs has not secured employment consistent with his professional experience and with an annualized base salary of at least $167,500 prior to the last salary continuation installment, Mr. Cribbs will receive additional separation pay of up to $258,000, payable in twenty-six (26) equal bi-weekly installments, continuing only so long as Mr. Cribbs is unable to secure such employment, (iii) payment of COBRA premiums for a period not to exceed eighteen (18) months, and (iv) additional severance payments in the amount $144,000, payable in thirteen (13) equal bi-weekly installments.

Under the Separation Agreement, Mr. Cribbs has agreed to certain confidentiality, non-competition, non-solicitation, non-disparagement, and cooperation covenants and granted a general release of claims in favor of the Company, its subsidiaries, and its affiliates.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: August 20, 2020	By:	/s/ M. Paul Bunn
M. Paul Bunn
Executive Vice President, Chief Financial Officer, and Secretary